Lakeland®

Protect Your People®

Investor Presentation

March 2023

Safe Harbor Statement

With the exception of historical information, the statements set forth in this presentation include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risk and uncertainties. The Company wishes to caution that a number of important factors could cause actual results to differ materially from those forward-looking statements. These and other factors could cause actual results to differ materially from those in any forward-looking statements which are discussed in this presentation. Please see Lakeland Industries' SEC filings on Forms 10-K and 10-Q for important information about the Company and related risks. The Company disclaims any obligation to update its forward-looking statements.

Non-GAAP Financial Measures

To supplement its consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles (GAAP), the Company uses the following non-GAAP financial measures: EBITDA, Adjusted EBITDA and Free Cash Flow. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company uses these non-GAAP financial measures for financial and operational decision making and as a means to evaluate period-to-period comparisons. The Company believes that they provide useful information about operating results, enhance the overall understanding of past financial performance and future prospects, and allow for greater transparency with respect to key metrics used by management in its financial and operational decision making. The non-GAAP financial measures used by the Company in this presentation may be different from the methods used by other companies. For more information on the non-GAAP financial measures, please see the Reconciliation tables in this presentation.

Lakeland Overview (Nasdaq: LAKE)

What We Do

Global manufacturer of high-quality, cost-effective, and mission-critical personal protective clothing solutions that protect people at work and in their communities

Key Statistics

Revenue (FY2022)	$118.4 million
Market Cap.	~$112 million
Cash (10/31/2022)	~$34.9 million
Debt (10/31/2022)	~$0
Employees	~2,000
Locations	15 in 11 countries
Distribution	78 countries 74% of global population

Note: Lakeland's fiscal year end is January 31

FY2022 Revenue

GEOGRAPHY



40%
25%
10%
9%
10%
6%
USA
Asia
Other N.A.
Europe
Latin America
Other Foreign

PRODUCT LINE



57%
21%
11%
7%
5%
Disposables
Chemical
FR/AR Performance
Fire
High-Visibility

Investment Highlights

Lakeland

1. **Positioned for Sustainable Growth Driven by Strategic Operational & Sales Initiatives**
   - *Targeting high single digit revenue growth, driven by strong long term growth trends and product segment focus*
   - *Investments in manufacturing capabilities enables production flexibility to facilitate growth*
   - *Focus on higher value-added products and segments with low price elasticity of demand*
2. **Strategic Competitive and Manufacturing Advantages**
   - *Highly leverageable cost structure including company-owned global manufacturing sites*
   - *Diversified product offering and leader in product quality and innovation*
   - *Product differentiation and complexity of design*
3. **Favorable Industry Dynamics and Blue-Chip Customer Base**
   - *Global industry poised for accelerated growth*
   - *Large customers with no significant customer concentration*
4. **Strong Financial Position**
   - *Robust balance sheet and cash flow to fund organic/inorganic plans*
   - *Low capital intensity business*
5. **Strong and Experienced Management Team**
   - *Deep industry knowledge and experience*

Sustainable Long-Term Growth Driven by Operational Enhancements

Growth and Performance Improvement Initiatives

1. Completed investments in global manufacturing footprint
   - Vietnam (now the largest facility for the Company)
   - Short run pilot plant for high margin products
   - Increasing Critical Environment manufacturing capacity, particularly at the Company's Mexico facility
2. Focus on new product development & shift in market focus
   - Higher margin segments:
     - Cleanroom suits for Big Pharma
     - Electric arc protective apparel for Utilities – High Performance Wear
3. Sales and marketing investments and upgrades ready to drive above-market growth
   - Upgrading and investment in sales and marketing personnel
   - CRM capabilities to more efficiently track sales and marketing trends
   - Channel rationalization

2025-27 Targets

1. Mid-to high single digit revenue growth in core markets
   - Growth above market by 200-300 bps/year
2. Gross margin in the low 40's
   - Floor of 40% with upside to 45%
3. EBITDA margins in the high teens
   - Strong operating leverage to revenue growth
4. Continued strong free cash flow generation

Net Sales (in millions of dollars)



$210
$190
$170
$150
$130
$110
$90
$70
$50
FY'19
FY'20
FY'21
FY'22
FY'25-'27
Target

Achieving Material Improvement in Profitability



Net Sales (in millions of dollars)
EBITDA Margin % (Range)
Gross Margin %
Pandemic Era
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
FY2003 FY2004 FY2005 FY2006 FY2007 FY2008 FY2009 FY2010 FY2011 FY2012 FY2013 FY2014 FY2015 FY2016 FY2017 FY2018 FY2019 FY2020 FY2021 FY2022
FY2027 Target

FY2003 – FY2007

- Lakeland shifts away from DuPont supply relationship, developing its own key competitive SKUs and product lines; broadens its global reach

FY2007 – FY2020

- Closed inefficient business lines and shifted focus to value over volume, focusing on products and markets low price elasticity; business approach shifts to proactive from reactive.

FY2020

- Executive team changes, with a renewed focus on driving sustainable above market revenue growth with the goal of elevating and maintaining high gross and EBITDA margins

Post-Pandemic Era Targets

- Mid-to-high single-digit revenue growth in core markets
- Gross margin in the low 40's
- EBITDA margins in the high teens
- Continued strong free cash flow generation
- Maintain a strong financial position for growth

Setting New Post-COVID Margin Baseline


Pandemic Era
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
60%
50%
40%
30%
20%
10%
0%
-10%
Q1-FY2019 Q2-FY2019 Q3-FY2019 Q4-FY2019 Q1-FY2020 Q2-FY2020 Q3-FY2020 Q4-FY2020 Q1-FY2021 Q2-FY2021 Q3-FY2021 Q4-FY2021 Q1-FY2022 Q2-FY2022 Q3-FY2022 Q4-FY2022 Q1-FY2023 Q2-FY2023 Q3-FY2023
Net Sales (in millions of dollars)
Gross Margin %
EBITDA Margin %

- Proven results from plan implemented in 2019 to sustainably improve performance, including EBITDA margin expansion and cash flow
- New baseline coming into focus as world exits COVID-19 pandemic

Primary Product Lines and Applications

Product Lines

FIRE



FR/AR PERFORMANCE



CHEMICAL



HIGH-VISIBILITY



DISPOSABLES



Applications

FIRE
- **Municipal Fire**
- **Volunteer Fire**
- **Search & Rescue**
- **Wild Land**

FR/AR PERFORMANCE
- Industrial
- **Energy**
- **Utilities**
- **Petrochemical**

CHEMICAL
- Industrial
- **Energy**
- Healthcare
- **Clean Room**
- **Petrochemical**

HIGH-VISIBILITY
- Industrial
- **Energy**
- **Utilities**
- Transportation
- Construction

DISPOSABLES
- Industrial
- Energy
- Healthcare
- **Clean Room**
- Abatement

● Higher Value Product Lines

We are differentiated by owning our manufacturing and the diversity of products we make.

Large Markets with Strong Tailwinds

Key Market Dynamics

INCREASING RELEVANCE OF SAFETY AND PPE

- Increased development and enforcement of safety and environmental standards globally
- Global acceptance of PPE increasing in wake of COVID-19 pandemic
- Lakeland products available in 78 countries

GROWING DEMAND FROM END-USER INDUSTRIES

- Global ESG movement is increasing focus on worker health and safety
- Further industrialization is leading to more complex processes and hazardous environments requiring additional protective solutions

ONGOING AND FUTURE TECHNOLOGICAL ADVANCEMENTS

- Continued advancements in non-woven fabrics (e.g., nanofibers) with improved properties and attributes
- "Smart PPE/Connected Worker" growth projected to be $1.9 billion from 2020 to 2024[1]
- Recent strategic investment to enter Connected Worker Market

~$6 Billion Total Addressable Market with a Mid-to-High-Single-Digit Growth Rate[2]






Sources:
1) IOSH Magazine, "Power Dressing for Smart PPE"
2) Allied Market Research, The Insight Partners, and Management Estimates

Lakeland's Competitive Advantages

1. **Owned, global manufacturing base**
2. **Focused, Yet Diversified Product Portfolio**
3. **Scalable, asset-light business model**
4. **Technology-Focused and Data-Driven Culture**
5. **Well-Capitalized and Healthy Balance Sheet**

1 Provides us with the ability to rapidly scale-up production to meet emergency demand, shift production between locations to navigate the geopolitical landscape, and to maintain the highest levels of quality

2 We are one of only a few companies that are entirely focused on safety solutions, targeting mission-critical applications, while simultaneously offering our customers a diverse portfolio of products for each end-user's applications

3 Excellent free-cash-flow dynamics driven by a high degree of operating leverage and low capital requirements

4 Strengthened and expanded management team leveraging technology to fuel data-driven decision-making, a culture of continuous improvement, innovation, and expansion

5 Available cash and credit facilities enable us to strategically pursue new organic and inorganic growth opportunities to increase shareholder value and further differentiate ourselves from competitors

Strategic Initiatives and Capital Priorities

Strategic Initiatives

Sustained Growth via Market Share Gains	• Product line enhancements • Expanded geographical reach • Customer service
Enhanced Profitability	• New products • Strategic pricing • Optimized supply chain management
Capital Prioritization	• Technology and automation • Capacity expansions • Targeted investments

Capital Priorities

Technology and Automation	• Global planning and reporting • CRM • Sales operations automation
Capacity Expansions	• New product capabilities • Productivity enhancements • Versatile manufacturing capabilities • Near-shore markets
Targeted Investments	• Accretive acquisitions • Opportunistic share buybacks • Initiated quarterly dividend

Undervalued Growth

LAKE Shares Trades at a Meaningful Discount Despite Improving Financials

- On a forward EV/EBITDA basis, LAKE trades well below the peer average
- Projected revenue growth well in excess of peers
- Even allowing for size/market cap/liquidity and long-term track record discount relative to more recognized large-cap peers, LAKE's valuation discount appears to be extreme



Lakeland INDUSTRIES, INC
5.81x
MSA The Safety Company
9.36x
DUPONT
11.69x
Honeywell
13.83x
Ansell
15.12x
Kimberly-Clark
15.42x

1) As of March 8, 2023

Eagle Technical Products Acquisition[1] Enhances Lakeland's Product Portfolio and Expands Geographical Reach

Company Background and Product Portfolio

Headquarters	• Stockport, UK
Product Focus	• Firefighter Suits & Apparel (65% of FY22 revenues) • Industrial FR Apparel (35% of FY22 revenues)
Markets	• Europe, Africa, and Middle East
Distribution	• Utilizes UK-based, in-house design and manufacturing to prototype to customer specifications then leverages third-party manufacturing in Europe

1) Acquisition closed on December 2, 2022

Acquisition Highlights

1 Complementary product lines to Lakeland's existing portfolio that greatly benefit Lakeland's differentiated product offering, particularly within fire service protective clothing

2 Focus on product innovations and R&D expertise to compete and take market share

3 Expands and diversifies Lakeland's customer base, most of which are on multi-year contracts

4 Asset-light value chain provides potential in-sourcing synergy opportunities as well as access to new suppliers

5 Bolsters Lakeland's sales presence and activities in EMEA and South America

Appendix

Operations Statement – Q3

	THREE MONTHS ENDED OCTOBER 31,		NINE MONTHS ENDED OCTOBER 31,	
	2022	2021	2022	2021
Net sales	$28,387	$30,032	$83,849	$91,590
Cost of goods sold	16,083	17,262	48,862	51,184
Gross profit	12,304	12,770	34,987	40,406
Operating expenses	10,082	8,544	29,522	25,483
Operating profit	2,222	4,226	5,465	14,923
Other income (expense), net	(72)	(1)	(140)	(14)
Interest expense	(4)	(2)	(25)	(7)
Income before taxes	2,146	4,223	5,300	14,902
Income tax expense	715	1,327	3,610	4,036
Net income	$1,431	$2,896	$1,690	$10,866
Net income per common share:				
Basic	$0.19	$0.37	$0.22	$1.37
Diluted	$0.19	$0.36	$0.22	$1.34
Weighted average common shares outstanding:				
Basic	7,514,725	7,849,591	7,600,272	7,942,162
Diluted	7,704,695	7,998,965	7,787,662	8,095,025

(UNAUDITED)
($000's Except Share Information)

Non-GAAP Reconciliation – Q3

	THREE MONTHS ENDED OCTOBER 31,		NINE MONTHS ENDED OCTOBER 31,	
	2022	2021	2022	2021
Net Income to EBITDA				
Net Income	$1,431	$2,896	$1,690	$10,866
Interest	4	2	25	7
Taxes	715	1,327	3,610	4,036
Depreciation and amortization	391	430	1,370	1,470
Other income (expense)	(72)	(1)	(140)	(14)
EBITDA	$2,613	$4,656	$6,835	16,393
EBITDA to Adjusted EBITDA (excluding non-cash expenses)				
EBITDA	$2,613	$4,656	$6,835	$16,393
Equity compensation	351	418	1,141	1,025
Adjusted EBITDA	$2,964	$5,074	$7,976	$17,418
Net Cash Provided by Operating Activities to Free Cash Flow				
Cash flow (used in) provided by operating activities	$1,255	($521)	($5,230)	$12,591
Capital expenditures	824	129	1,273	581
Cash paid for taxes (foreign)	742	1,414	2,614	4,217
Free cash flow	($311)	($2,064)	($9,117)	$7,793

(UNAUDITED)
($000's Except Share Information)

Non-GAAP Net Income – Q3

	THREE MONTHS ENDED OCTOBER 31,		NINE MONTHS ENDED OCTOBER 31,	
	2022	2021	2022	2021
GAAP Net income	$1,431	$2,896	$1,690	$10,866
Adjustments:				
Adjustments for taxes (1)	---	---	1,818	---
Non-GAAP Net income	$1,431	$2,896	$3,508	$10,866
GAAP Net income per share - basic:	$0.19	$0.37	$0.22	$1.37
Adjustments for taxes (1)	---	---	0.24	---
Non-GAAP Net income per share: -basic	$0.19	$0.37	$0.46	$1.37
GAAP Net income per share - diluted:	$0.19	$0.36	$0.22	$1.34
Adjustments for taxes (1)	---	---	0.23	---
Non-GAAP Net income per share: -diluted	$0.19	$0.36	$0.45	$1.34
Weighted average common shares outstanding:				
Basic	7,514,725	7,849,591	7,600,272	7,942,162
Diluted	7,704,695	7,998,965	7,787,662	8,095,025

(UNAUDITED)
($000's Except Share Information)

Balance Sheet – Q3

ASSETS	OCTOBER 31, 2022	JANUARY 31, 2022
Current assets		
Cash and cash equivalents	$34,949	$52,719
Accounts receivable, net of allowance for doubtful accounts of $758 and $666 at October 31, 2022 and January 31, 2022, respectively	16,675	14,771
Inventories	57,195	47,711
Prepaid VAT and other taxes	1,781	1,675
Other current assets	3,628	3,770
Total current assets	114,228	120,646
Property and equipment, net	8,620	8,714
Operating leases right-of-use assets	4,573	5,296
Deferred tax assets	2,083	2,072
Other assets	1,399	1,361
Investments	5,513	2,704
Total assets	$136,416	$140,793

LIABILITIES AND STOCKHOLDERS' EQUITY	OCTOBER 31, 2022	JANUARY 31, 2022
Current liabilities		
Accounts payable	$6,455	$5,855
Accrued compensation and benefits	2,960	3,225
Other accrued expenses	1,842	1,372
Income tax payable	461	321
Current portion of operating lease liabilities	1,023	1,242
Total current liabilities	12,741	12,015
Deferred income taxes	1,804	----
Long-term portion of operating lease liabilities	3,100	3,678
Total liabilities	17,645	15,693
Commitments and contingencies		
Stockholders' equity		
Preferred stock, $0.01 par; authorized 1,500,000 shares (none issued)	----	-----
Common stock, $0.01 par; authorized 20,000,000 shares Issued 8,650,580 and 8,555,672; outstanding 7,319,886 and 7,615,967 at October 31, 2022 and January 31, 2022, respectively	87	86
Treasury stock, at cost; 1,330,694 and 939,705 shares at October 31, 2022 and January 31, 2022, respectively	(19,646)	(14,206)
Additional paid-in capital	78,162	77,826
Retained earnings	64,582	62,892
Accumulated other comprehensive loss	(4,414)	(1,498)
Total stockholders' equity	118,771	125,100
Total liabilities and stockholders' equity	$136,416	$140,793

(UNAUDITED)
($000's Except Share Information)

Income Statement – FY2022

	12 MONTHS ENDED JANUARY 31,	
	2022	2021
Net sales	$118,386	$159,000
Cost of goods sold	67,473	79,717
Gross profit	50,913	79,283
Operating expenses	34,866	35,397
Operating profit	16,047	43,886
Other income, net	121	50
Interest expense	(15)	(23)
Income before taxes	16,153	43,913
Income tax expense	4,781	8,583
Net income	$11,372	$35,330
Net income per common share:		
Basic	$1.44	$4.43
Diluted	$1.41	$4.34
Weighted average common shares outstanding:		
Basic	7,900,131	7,977,683
Diluted	8,053,876	8,141,189

($000's Except Share Information)

Non-GAAP Reconciliation – FY2022

	YEAR ENDED JANUARY 31,	
	2022	2021
Net Income to EBITDA		
Net Income	$11,372	$35,330
Interest	15	23
Taxes	4,781	8,583
Depreciation and amortization	1,868	1,965
Other income (expense)	121	50
EBITDA	$17,915	$45,851
EBITDA to Adjusted EBITDA (excluding non-cash expenses)		
EBITDA	$17,915	$45,851
Equity compensation	1,667	1,727
Adjusted EBITDA	$19,582	$47,578
Net Cash Provided by Operating Activities to Free Cash Flow		
Cash flow provided by operating activities	$12,785	$40,666
Capital expenditures	801	1,662
Cash paid for taxes (foreign)	5,315	3,561
Free cash flow	$6,669	$35,443

($000's Except Share Information)

Balance Sheet – FY2022

ASSETS	JANUARY 31, 2022	JANUARY 31, 2021
Current assets		
Cash and cash equivalents	$52,719	$52,596
Accounts receivable, net of allowance for doubtful accounts of $666 and $700 at January 31, 2022 and 2021, respectively	14,771	21,702
Inventories	47,711	43,566
Prepaid VAT and other taxes	1,675	1,343
Other current assets	3,770	4,134
Total current assets	120,646	123,341
Property and equipment, net	8,714	9,819
Operating leases right-of-use assets	5,296	2,347
Deferred tax assets	2,072	2,731
Other assets	1,361	1,312
Investments	2,704	—
Total assets	$140,793	$139,550

($000's Except Share Information)

LIABILITIES AND STOCKHOLDERS' EQUITY	JANUARY 31, 2022	JANUARY 31, 2021
Current liabilities		
Accounts payable	$5,855	$7,397
Accrued compensation and benefits	3,225	4,694
Other accrued expenses	1,372	1,793
Income tax payable	321	1,534
Current maturity of long-term debt	-----	-----
Current portion of operating lease liability	1,242	768
Total current liabilities	12,015	16,186
Long-term portion of operating lease liability	3,678	1,613
Total liabilities	15,693	17,799
Commitments and contingencies		
Stockholders' equity		
Preferred stock, $0.01 par; authorized 1,500,000 shares (none issued)	-----	-----
Common stock, $0.01 par; authorized 20,000,000 shares, Issued 8,555,672 and 8,498,457; outstanding 7,615,967 and 7,984,518 at January 31, 2022 and 2021, respectively	86	85
Treasury stock, at cost; 939,705 and 509,242 shares at January 31, 2022 and 2021, respectively	(14,206)	(5,023)
Additional paid-in capital	77,826	76,781
Retained earnings	62,892	51,520
Accumulated other comprehensive loss	(1,498)	(1,612)
Total stockholders' equity	125,100	121,751
Total liabilities and stockholders' equity	$140,793	$139,550

Lakeland®

Protect Your People®